Income Taxes	6 Months Ended
May 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

The Company has had no taxable income under the Federal and Provincial tax laws of Canada for the six months ended May 31, 2019 and May 31, 2018. The Company has non-capital loss carry-forwards at May 31, 2019, totaling $49,580,440 in Canada that must be offset against future taxable income. If not utilized, the loss carry-forwards will expire between 2028 and 2038.

For the three and six months ended May 31, 2019, the Company had a cumulative carry-forward pool of Canadian Federal Scientific Research & Experimental Development expenditures in the amount of $18,400,000 which can be carried forward indefinitely.

For the three and six months ended May 31, 2019, the Company had approximately $3,500,000 of unclaimed Investment Tax Credits which expire from 2025 to 2038. These credits are subject to a full valuation allowance as they are not more likely than not to be realized.